PURCHASE CONTRACT

                                   $8,500,000
               California Economic Development Financing Authority
                              Variable Rate Demand
                Industrial Development Revenue Bonds, Series 1997
              (Advanced Aerodynamics and Structures, Inc. Project)

                                 August 4, 1997

California Economic Development Financing Authority
801 K Street, Suite 1700
Sacramento, California 91584

The Honorable Matt Fong
Treasurer of the State of California
915 Capitol Mall, Room 110
Sacramento, California 95814

Ladies and Gentlemen:

         1. Rauscher Pierce Refsnes, Inc. (the "Underwriter") offers to enter into this purchase contract (this "Purchase Contract") with the California Economic Development Financing Authority (the "Authority") and the Treasurer of the State of California, solely in his capacity as agent of sale for the Authority (the "Treasurer"), which upon the Authority's and the Treasurer's acceptance hereof will be binding upon the Authority, the Treasurer and the Underwriter. This offer is made subject to the Authority's and Treasurer's acceptance by execution of this Purchase Contract and approval by Advanced Aerodynamics and Structures, Inc., a Delaware corporation (the "Borrower") and their delivery of same to the Underwriter at or before 9:00 p.m., New York time, today. Delivered to you herewith as Exhibit A, is the Letter of Representation, dated the date hereof (the "Letter of Representation"), under which the Borrower makes certain representations and undertakes certain obligations with respect to this Purchase Contract.

         2. Upon the terms and conditions and upon the basis of the representations, warranties and covenants hereinafter set forth, the Underwriter hereby agrees to purchase from the Authority and the Treasurer for offering to the public, and the Authority and the Treasurer hereby agree to sell to the Underwriter for such purpose, at an interest rate to be determined in accordance with the terms of the Indenture (hereinafter defined), all (but not less than all) of $8,500,000 aggregate principal amount of the Authority's Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project), dated as of the date of delivery thereof (the "Bonds"). The purchase price of the Bonds shall be 100% of the principal amount of the Bonds.

         3. The Bonds shall be otherwise as described in, and shall be issued and secured under the provisions of, the Indenture of Trust, dated as of August 1, 1997 (the "Indenture"), by and



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between the Authority and First Trust of California,  National  Association,  as
trustee (the "Trustee"). The proceeds of sale of the Bonds will be loaned to the Borrower pursuant to the Loan Agreement (as hereinafter defined) and will be applied by the Borrower to defray the Borrower's cost of the acquisition,
construction,   improving  and  equipping  of  a  manufacturing   facility  (the
"Project"). The Project is further described in the Loan Agreement, dated as of August 1, 1997 (the "Loan Agreement"), between the Authority and the Borrower. The Bonds will be secured by an irrevocable direct pay letter of credit (the "Letter of Credit") issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch, (the "Bank"), pursuant to the Reimbursement Agreement, dated as of August 1, 1997 (the "Reimbursement Agreement"), between the Bank and the Borrower.

         The Bonds are more fully described in the Official Statement relating to the Bonds, dated August 4, 1997 (the "Official Statement").

         4. The Underwriter agrees to make a bona fide public offering of all the Bonds at par, plus interest accrued thereon, if any, to the date of delivery. The Bonds may be offered and sold to certain dealers (including the Underwriter and other dealers depositing such Bonds into investment trusts) at a price or at prices lower than such public offering price.

         5. As soon as practicable after the execution of this Purchase Contract by the Authority, but no later than the Closing, the Authority shall deliver or use its best efforts to cause to be delivered to the Underwriter manually executed originals of the documents listed below in subparagraphs (a), (b), (d),
(e) and (g), a copy of the document listed below in subparagraph (c) and certified copies of the documents listed below in subparagraph (f):

                  (a)      the Indenture;

                  (b)      the Reimbursement Agreement;

                  (c) the Letter of Credit, issued by the Bank in favor of the Trustee in an amount equal to at least the principal amount of the Bonds and 45 days' interest thereon calculated at the rate of 12% on the basis of a 365/366 day year;

                  (d)      the Loan Agreement;

                  (e) the Tax Regulatory Agreement, dated as of August 1, 1997 (the "Tax Regulatory Agreement"), among the Authority, the Borrower and the Trustee;

                  (f) (i) the resolution of the Authority, adopted on April 30, 1997, expressing the Authority's intention to issue the Bonds and to reimburse certain expenditures incurred by the Borrower from proceeds of the Bonds, certified by the Secretary of the Authority, (ii) the resolution of the Authority, adopted on June 20, 1997, authorizing the issuance, sale and delivery of the Bonds and the execution and delivery of the Indenture, the Loan Agreement, the Tax Regulatory Agreement and this Purchase Contract, certified by the Secretary of the Authority, and (iii) the resolution of the California Infrastructure and Economic Development Bank (the "Infrastructure Bank"), adopted June 20, 1997,


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          approving the issuance of the Bonds by the Authority, certified by the
          Secretary of the Infrastructure Bank; and

                  (g) the Official Statement.

         By execution of this Purchase Contract, the Authority consents to the use by the Underwriter of all of the above documents and the information contained therein in connection with the public offering of the Bonds.

         6. The Authority represents and warrants to the Underwriter that:

                  (a) The Authority is a body public and corporate, and a public instrumentality of the State of California (the "State"), organized and existing under the laws of the State, specifically Section 15710 et seq. of the California Government Code, as amended, with all necessary power and authority to issue the Bonds and to enter into the Loan Agreement for the purpose of promoting and encouraging commerce and industry, and generally to foster economic development in the State; to enter into the Indenture, the Tax Regulatory Agreement and this Purchase Contract; to issue, sell and deliver the Bonds to the Underwriter as provided herein; and to carry out and consummate all other transactions contemplated by each of the aforesaid documents.

                  (b) The Authority has duly authorized, by all appropriate action, and complied with all provisions of law with respect to, the execution and delivery of the Indenture, the Loan Agreement, the Tax Regulatory Agreement and this Purchase Contract and the issuance, sale, execution and delivery of the Bonds.

                  (c) When delivered to and paid for by the Underwriter in accordance with the terms of this Purchase Contract and the Indenture, the Bonds will have been duly and validly authorized, executed, authenticated, issued and delivered by the Authority and will constitute legal, valid and binding limited obligations of the Authority enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or other laws affecting creditors' rights and remedies, and will be entitled to the benefits of the Indenture.

                  (d) The execution and delivery of the Bonds, the Indenture, the Loan Agreement, the Tax Regulatory Agreement and this Purchase Contract, and compliance with the provisions thereof, do not and will not conflict with, or constitute on the part of the Authority a violation of, breach of or default under any indenture, mortgage, deed of trust, resolution, note agreement or other agreement or instrument to which the Authority is a party or by which the Authority is bound, or, to its knowledge, any constitutional provision or statute of the State or of the United States of America, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Authority or any of its activities or properties; and all consents of any governmental authority of the State or of the United States of America required in connection with the issuance or sale of the Bonds by the Authority have been obtained;


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         provided, however, that no representation is made concerning compliance with the federal securities laws or the securities or "Blue Sky" laws of the various states.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court or governmental agency or body pending or, to the best of its knowledge, threatened against or affecting the Authority, nor to the best of its knowledge is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by this Purchase Contract, the Indenture, the Loan Agreement or the Tax Regulatory Agreement, or which, in any way, would adversely affect the validity or enforceability of the Bonds, the Indenture, the Loan Agreement, the Tax Regulatory Agreement or this Purchase Contract or any other agreement or instrument to which the Authority is a party, used or contemplated for use in the consummation of the transactions contemplated by this Purchase Contract, the Indenture, the Loan Agreement or the Tax Regulatory Agreement.

                  (f) The Authority will not take or omit to take any action which action or omission will in any way cause the proceeds from the sale of the Bonds to be applied in a manner contrary to that provided for in the Indenture.

                  (g) The Authority has reviewed the statements contained in the Official Statement relating to the Authority under the caption "THE AUTHORITY" and such statements, insofar as they are within the knowledge of the Authority, are true and correct and fairly summarize the matters encompassed thereby to the extent such matters are described therein. If between the date of this Purchase Contract and the date of the Closing (as hereinafter defined) any event shall occur which, in the opinion of the Authority, might or would cause the Official Statement as then supplemented or amended to contain, with respect to statements contained in the Official Statement relating to the Authority under the caption "THE AUTHORITY", any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Authority shall notify the Underwriter, and if in the opinion of the Authority or the Underwriter such event requires the preparation and publication of a supplement or amendment to the Official Statement, the Authority, at the expense of the Borrower, will supplement or amend the Official Statement in a form and in a manner approved by the Underwriter.

         7. At 11:00 A.M., New York time, on August 5, 1997, or at such other time or on such earlier or later business day as shall have been mutually agreed upon by the Authority, the Borrower and the Underwriter, the Authority will deliver or cause to be delivered to the Underwriter the Bonds, in definitive fully registered form, duly executed and authenticated, at a place in New York, New York, to be mutually agreed upon by the Authority and the Underwriter. The Authority will deliver or cause to be delivered to the Underwriter in Los Angeles, California, at such time and on such date and at a place to be mutually agreed upon by the Authority, the Borrower and the Underwriter, the closing documents mentioned paragraph 7(b) hereof. The Underwriter will accept such delivery and pay the purchase price of the Bonds as set forth in Paragraph 2 hereof, by a Federal Funds check or wire transfer to the order of "First Trust of California, National Association, as Trustee" unless the Authority


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shall  otherwise  direct.  This  payment  and  delivery  is  herein  called  the
"Closing." The Bonds will be delivered in authorized denominations as set forth in the Indenture and registered in the name of CEDE & Co., as nominee of The Depository Trust Company or in such other names as the Underwriter shall have requested. The Bonds will be made available to the Underwriter for checking and packaging by the Underwriter at least one business day before the Closing at a place to be mutually agreed upon by the Authority and the Underwriter.

         8. The Underwriter's obligations hereunder to purchase and pay for the Bonds shall be subject to the performance by the Authority of the obligations to be performed by it hereunder at or prior to the Closing, to the performance by the Borrower of the obligations and agreements to be performed by the Borrower at or prior to the Closing under the Letter of Representation and to the accuracy in all material respects of the representations and warranties of the Authority contained herein and of the Borrower contained in the Letter of Representation, as of the date hereof and as of the Closing, and shall also be subject to the following conditions:

                  (a) At the time of the Closing (i) the Indenture, the Letter of Credit, the Loan Agreement, the Reimbursement Agreement, the Tax Regulatory Agreement and the Letter of Representation shall be in full force and effect, and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriter; and (ii) the Authority shall perform or have performed all of its obligations required under or specified in this Purchase Contract to be performed at or prior to the Closing.

                  (b) The Bonds shall have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture.

                  (c) The Underwriter may terminate this Purchase Contract by notification to the Authority if at any time subsequent to the date hereof and at or prior to the Closing (i) legislation shall have been enacted by the United States or shall have been reported out of committee or being considered by any committee of the Congress of the United States, or a decision shall have been rendered by a court of the United States or the Tax Court of the United States, or a ruling shall have been made or a regulation or a temporary regulation shall have been proposed or made or any other release or announcement shall have been made by the Treasury Department of the United States or the Internal Revenue Service, with respect to federal taxation upon revenues or other income or payments of the general character to be derived by the State or upon interest received on obligations of the general character of the Bonds, which in the reasonable opinion of the Underwriter materially adversely affects the market for the Bonds; (ii) there shall have occurred any new outbreak of hostilities or any national or international calamity or crisis, the effect of such outbreak, calamity or crisis being such as could cause a major disruption in the debt markets and as, in the reasonable judgment of the Underwriter, would make it impracticable for it to market the Bonds or to enforce contracts for the sale of the Bonds; (iii) there shall be in force a general suspension of trading on The New York Stock Exchange, Inc., or minimum or maximum prices for trading shall have been fixed and be in force, or maximum ranges for prices for securities shall have been required and be in force on The New York Stock Exchange,


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         Inc., whether by virtue of a determination by that exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; (iv) a general banking moratorium shall have been declared by federal, New York, or California authorities having jurisdiction and be in force; or (v) any event shall have occurred or shall exist which makes untrue or incorrect, as of such time, in any material respect, any material statement or information contained in the Official Statement or which is not reflected in the Official Statement, but should be reflected therein in order to make
         such  material   statements  and  information   contained  therein  not
         misleading as of such time.

                  (d) At or prior to the Closing, the Underwriter shall receive the following documents:

                           (1)  The  approving  opinion  of  Kutak  Rock  ("Bond
                  Counsel"), relating to the Bonds, dated the date of the Closing, in the form set forth as Appendix A to the Official Statement, together with a letter of Bond Counsel, dated the date of the Closing and addressed to the Underwriter stating that the Underwriter may rely on such opinion.

                           (2) The  supplemental  opinion of Bond Counsel  dated
                  the date of the Closing and addressed to the Underwriter, to the effect that:

                                    (i) this  Purchase  Contract  has been  duly
                           authorized, executed and delivered by the Authority and, assuming due authorization, execution and delivery by the Underwriter and approval by the Borrower, is a valid and binding agreement of the Authority, subject to laws relating to bankruptcy, insolvency, reorganization or creditors' rights generally and to the application of equitable principles;

                                    (ii)  the   statements   contained   in  the
                           Official  Statement in the sections thereof entitled:
                           "DESCRIPTION OF THE BONDS," "SECURITY FOR THE BONDS," "THE LOAN AGREEMENT," "THE INDENTURE" and "TAX MATTERS" insofar as such statements purport to summarize certain provisions of the Bonds, the Loan
                           Agreement or the Indenture, and Bond Counsel's opinion concerning certain tax matters relating to the Bonds are accurate in all material respects; and

                                    (iii)  the  Bonds  are  not  subject  to the
                           registration requirements of the Securities Act of 1933, as amended, and the Indenture is exempt from qualification as an indenture pursuant to the Trust Indenture Act of 1939, as amended.

                           (3) The opinion of counsel to the Borrower, which may
                  be rendered by one or more firms acceptable to the Authority and the Underwriter, dated the date of the closing and in form and substance acceptable to the Authority and the Underwriter.


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                           (4) A  certificate  dated the date of the  Closing of
                  the Chair of the Authority, or the Chair's designee, to the effect that as of such date, (a) no litigation is pending or, to his knowledge, threatened in any court (i) challenging the creation, organization or existence of the Authority, (ii) seeking to restrain or enjoin the issuance or delivery of any of the Bonds, or the collection of revenues or other moneys pledged or to be pledged to pay the principal of and interest on the Bonds, or in any way contesting or affecting the validity of the Bonds or the Indenture or the collection of revenues or other moneys or the pledge thereof, or contesting the powers of the Authority to issue the Bonds or to enter into the Indenture, (iii) in any way contesting or affecting the validity of the Loan Agreement, the Tax Regulatory Agreement or this Purchase Contract, or contesting the powers of the Authority to enter into or to execute and deliver the Loan Agreement, the Tax Regulatory Agreement or this Purchase Contract, (b) the representations and warranties of the
                  Authority contained herein are true and correct in all material respects on and as of the date of the Closing as if made on the date of the Closing; and (c) to the best of his knowledge, no event affecting the Authority has occurred since the date of the Official Statement which has not been disclosed therein or by supplement or amendment thereto and which should be disclosed in the Official Statement for the purpose for which it is to be used or which it is necessary to
                  disclose   therein  in  order  to  make  the   statements  and
                  information therein not misleading in any material respect.

                           (5) An  opinion,  dated the date of the  Closing  and
                  addressed to the Underwriter, the Authority, Bond Counsel and Standard & Poor's Ratings Services ("Standard & Poor's") of United States and Japanese counsel to the Bank in form and substance acceptable to the Underwriter, the Authority, Bond Counsel and Standard & Poor's.

                           (6) A  certificate  of an  authorized  officer of the
                  Bank, dated the date of the Closing, to the effect that the information under the captions "THE BANK" and "THE LETTER OF
                  CREDIT AND THE REIMBURSEMENT AGREEMENT" in the Official Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made under such caption, in light of the circumstances under which they were made, not misleading.

                           (7) A  preference  opinion,  dated  the  date  of the
                  Closing, of Bond Counsel, addressed to Standard & Poor's.

                           (8) A certificate of the Borrower,  dated the date of
                  the  Closing  and  signed  by an  authorized  officer  of  the
                  Borrower, acting solely in his official capacity, to the effect that (i) since the date hereof no material and adverse change has occurred in the financial position or results of operations of the Borrower; (ii) the Borrower has not, since the date hereof, incurred any material liabilities other than in the ordinary course of business or as set forth in or contemplated by the Official Statement; (iii) no event affecting the Borrower has


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                  occurred since the date of the Official Statement which should be disclosed in the Official Statement for the purpose for which it is to be used or which is necessary to be disclosed therein in order to make the statements and information therein in light of the circumstances under which they are made not misleading as of the date of Closing; and (iv) the representations and warranties included in the Letter of Representation are true and correct in all material respects as of the date of the Closing, and all obligations to be performed by the Borrower under the Letter of Representation on or prior to the date of the Closing have been performed.

                           (9) The Official Statement signed on behalf of the
                  Authority.

                           (10) Executed counterparts of the Indenture, the Loan
                  Agreement, the Remarketing Agreement, the Reimbursement Agreement and the Tax Regulatory Agreement and specimens of the Letter of Credit and the Bonds.

                           (11) Copies of the  resolutions or other documents of
                  the Borrower authorizing the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Letter of Representations and the Tax Regulatory Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as having been duly adopted and being in full force and effect.

                           (12) Copies of the resolutions of the Authority authorizing the issuance of the Bonds, the use of the Official Statement and authorizing or approving the execution and delivery of the documents to which the Authority is a party, certified by the Secretary of the Authority, as having been duly adopted and being in full force and effect.

                           (13) A certificate  of a duly  authorized  officer of
                  the Authority satisfactory to the Underwriter, dated the date of Closing, stating that such officer is charged, either alone or with others, with the responsibility for issuing the Bonds; setting forth, in the manner permitted by the Treasury Regulations and the Internal Revenue Code of 1986 (the "Code"), the reasonable expectations of the Authority as of such date as to the use of proceeds of the Bonds and of any other funds of the Authority pledged or expected to be used to pay principal or purchase price of, premium, if any, or interest on the Bonds and the facts and estimates on which such expectations are based; and stating that, to the best of the knowledge and belief of the certifying officer, the Authority's expectations are reasonable, which certification may be made in reliance upon a similar certification, dated the date of the Closing, furnished to such person for such purpose by a duly authorized officer or attorneys-in-fact of the Borrower satisfactory to the Underwriter.

                           (14) An opinion of  counsel to the  Authority,  dated
                  the date of the Closing, addressed to the Underwriter, the Trustee and Bond Counsel, in form and substance acceptable to the Underwriter, the Trustee and Bond Counsel.


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




                           (15) The letter from Standard & Poor's indicating the
                  rating for the Bonds which is not lower than "A/A-1."

                           (16) Evidence  satisfactory to the  Underwriter  that
                  the Bonds have been approved by the Governor of the State or other appropriate official or governing body, after a public hearing thereon held after reasonable public notice in accordance with Section 147(f) of the Code.

                           (17) Evidence of the filing, as required by Section 149(e) of the Code, of Form 8038.

                           (18) A certified copy of the resolution of the California Debt Limit Allocation Committee granting the Authority a portion of the State's volume cap for the Bonds equal to at least the amount of the Bonds purchased pursuant to this Purchase Contract.

                           (19) Such  additional  certificates,  instruments and
                  other documents as the Underwriter reasonably may deem necessary to evidence the truth and accuracy as of the time of the Closing of the representations of the Authority, the Borrower and the Bank and the due performance or satisfaction by the Authority, the Borrower and the Bank at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by the Authority, the Borrower and the Bank.

         If the Authority shall be unable to satisfy the conditions contained in this Purchase Contract, or if the obligations of the Underwriter shall be terminated for any reason permitted by this Purchase Contract, this Purchase Contract shall terminate and neither the Underwriter nor the Authority shall be under further obligation hereunder, except as set forth in Paragraph 10.

         9. The Authority covenants with the Underwriter to cooperate with it and the Borrower in qualifying the Bonds for offer and sale under the securities or "Blue Sky" laws of such States as the Underwriter may request; provided that in no event shall the Authority be obligated to take any action which would subject it to general service of process in any State where it is not now so subject. It is understood that the Authority is not responsible for compliance with or the consequences of failure to comply with applicable "Blue Sky" laws.

         10. (a) The Underwriter shall be under no obligation to pay any expenses incident to the performance of the Authority's obligations hereunder, including but not limited to (i) the cost of printing and delivering and preparation for printing or other reproduction of the Indenture, the Letter of Credit, the Loan Agreement, the Reimbursement Agreement, this Purchase Contract, the Letter of Representation, the Remarketing Agreement and the Official Statement; (ii) the fees and disbursements of Bond Counsel, counsel to the Authority and any experts or consultants retained by the Authority or the Borrower; (iii) the fees and disbursements of the Bank and its counsel and (iv) the fees of Standard & Poor's. The costs and expenses set forth in the immediately preceding sentence shall be paid out of the proceeds of the Bonds, or other available funds of the Borrower in accordance with the Indenture or if the Bonds are not delivered to the Underwriter by the Authority (unless such delivery be prevented by the Underwriter's default hereunder, in which event the Underwriter shall pay such costs and expenses as and for liquidated damages hereunder), shall be paid by the Borrower pursuant to the Letter of Representation.

         (b) The Underwriter shall pay (i) all advertising expenses in connection with the public offering of the Bonds and (ii) all other expenses incurred by it in connection with the public offering and distribution of the Bonds.

         11. Any notice or other communication to be given to the Authority under this Purchase Contract may be given by delivering the same in writing at its address set forth above, addressed Attention: Chair, and any such notice or other communication to be given to the Underwriter may be given by delivering the same to Rauscher Pierce Refsnes, Inc., 117 East Colorado Boulevard, Suite 210, Pasadena, California 91105. All notices or communications hereunder by any party shall be given and served upon each other party.

         12. This Purchase Contract shall constitute the entire agreement between the Authority, the Treasurer and the Underwriter and is made solely for the benefit of the Authority, the Borrower and the Underwriter (including the successors or assigns of the Underwriter). No other person shall acquire or have any rights hereunder or by virtue hereof. All representations, warranties and agreements of the Authority in this Purchase Contract shall remain operative and in full force and effect, regardless of (a) any investigation made by or on behalf of the Underwriter, (b) the delivery of any payment for the Bonds hereunder and (c) any termination of this Purchase Contract. The parties hereto agree to cooperate prior and subsequent to the Closing to take such actions as shall be necessary or desirable in connection with securing the rating of the Bonds by Standard & Poor's.

         13. This Purchase Contract may not be amended without the written consent of the Authority, the Treasurer and the Borrower.

         14. The validity, interpretation and performance of this Purchase Contract shall be governed by the laws of the State of California.


                                     RAUSCHER PIERCE REFSNES, INC.


                                     By:______________________________________
                                           Managing Director




                                     CALIFORNIA ECONOMIC DEVELOPMENT
                                     FINANCING AUTHORITY


                                     By:______________________________________
                                            Chair


Attest:


By:_________________________________
           Secretary


                                      OFFICE OF THE STATE TREASURER


                                      By:_____________________________________
                                            Deputy Treasurer

Agreed to and Approved by:

ADVANCED AERODYNAMICS AND
STRUCTURES, INC.


By:_______________________________
      Authorized Signatory

                                    EXHIBIT A

                            Letter of Representation

                                 August 4, 1997

California Economic Development Financing Authority
801 K Street, Suite 1700
Sacramento, California 91584

The Honorable Matt Fong
Treasurer of the State of California
915 Capitol Mall, Room 110
Sacramento, California 95814

Rauscher Pierce Refsnes, Inc.
117 East Colorado Boulevard, Suite 210
Pasadena, California  91105

Ladies and Gentlemen:

         Pursuant to a purchase contract dated the date hereof (the "Purchase Contract"), with Rauscher Pierce Refsnes, Inc. (the "Underwriter"), which the undersigned (the "Borrower") has approved, the California Economic Development Financing Authority (the "Authority") and the Treasurer of the State of California propose to sell $8,500,000 aggregate principal amount of the Authority's Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Bonds"). The offering of the Bonds is described in an official statement, dated August 4, 1997 (the "Official Statement").

         Certain revenues and other moneys received by the Authority pursuant or with respect to the Loan Agreement, dated as of August 1, 1997 (the "Loan Agreement"), between the Authority and the Borrower will be pledged to secure the payment of the Bonds, including the interest thereon pursuant to an Indenture of Trust, dated as of August 1, 1997 (the Indenture"), between the Authority and First Trust of California, National Association, as trustee (the "Trustee"), relating to the Bonds. In addition, the Bonds shall be payable from funds drawn under an irrevocable direct pay letter of credit (the "Letter of Credit") issued by The Sumitomo Bank, Ltd., acting through its Los Angeles Branch, (the "Bank"), pursuant to a Reimbursement Agreement, dated as of August 1, 1997 (the "Reimbursement Agreement"), between the Borrower and the Bank.

         In order to induce you to enter into the Purchase Contract and to make the sale and purchase and reoffering of the Bonds therein contemplated, the Borrower hereby represents, warrants and agrees with each of you as follows:

                  (1) The Borrower is a corporation, organized and validly existing under the laws of the State of Delaware, has full legal right, power and authority to enter into this

         Letter of Representation, the Loan Agreement, the Reimbursement Agreement and the Remarketing Agreement, to approve the Purchase Contract and to carry out and consummate all transactions contemplated by this Letter of Representation, the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Tax Regulatory Agreement and the Purchase Contract and by proper action has duly authorized the execution and delivery of this Letter of Representation, the Loan Agreement, the Reimbursement Agreement, the Tax Regulatory Agreement and the Remarketing Agreement and the approval of the Purchase Contract.

                  (2) The officer of the Borrower executing this Letter of Representation, the Loan Agreement, the Reimbursement Agreement and the Remarketing Agreement and approving the Purchase Contract is duly and properly authorized to execute the same.

                  (3) The Purchase Contract has been duly approved by, and this Letter of Representation, the Loan Agreement, the Reimbursement Agreement, the Tax Regulatory Agreement and the Remarketing Agreement have been duly authorized, executed and delivered by the Borrower. The Loan Agreement, when assigned to the Trustee pursuant to the Indenture, will constitute the legal, valid and binding obligation of the Borrower to the Trustee enforceable against the Borrower in accordance with its terms for the benefit of the owners of the Bonds; except as enforcement of the Loan Agreement may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance laws, laws affecting the enforcement of creditors rights, the application of equitable principles and judicial discretion, and by the covenant of good faith and fair dealing which may be implied by law into contracts. This Letter of Representation, the Reimbursement Agreement, the Remarketing Agreement and the Tax Regulatory Agreement and any rights of the Authority and obligations of the Borrower under the Loan Agreement not so assigned to the Trustee will constitute the legal, valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their respective terms; except as enforcement of each of the above-named documents may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance laws, laws affecting the enforcement of creditors rights, the application of equitable principles and judicial discretion, and by the covenant of good faith and fair dealing which may be implied by law into contracts.

                  (4) The Borrower is not in any material way in breach of or default under (i) any applicable law or administrative regulation of the State of California or the United States or any applicable judgment or decree or (ii) any material loan agreement, indenture, bond, note, resolution, agreement or other instrument to which it is a party or is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument.

                  (5) The approval of the Purchase Contract and the Official Statement; the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Tax Regulatory Agreement, the Remarketing Agreement and this Letter of Representation; the consummation of the transactions herein and therein contemplated; and the fulfillment of or compliance with the terms and conditions hereof and thereof will not conflict with or constitute a violation or breach of or default (with due notice or the passage of time or both) under the Borrower's Organization Documents (as defined in the Indenture), or any applicable law or administrative rule or regulation, or any applicable court or administrative decree or order, or, to the knowledge of the Borrower, any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which it is a party or by which it or its properties are otherwise subject or bound, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the Borrower's assets, which conflict, violation, breach, default, lien, charge or encumbrance might have consequences that would materially and adversely affect the consummation of the transactions contemplated by the Purchase Contract, the Indenture, the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Tax Regulatory Agreement, this Letter of Representation or the Official Statement or the financial condition, assets, properties or operations of the Borrower.

                  (6) No consent or approval of any trustee or holder of any indebtedness of the Borrower, and no consent, permission, authorization, order or license of, or filing or registration with, any governmental authority (except in connection with Blue Sky proceedings) is necessary in connection with the execution and delivery of this Letter of Representation, the Loan Agreement, the Reimbursement Agreement, the Tax Regulatory Agreement or the Remarketing Agreement; the approval of the Purchase Contract; or the consummation of any transaction therein or herein contemplated on the part of the Borrower, except as have been obtained or made and as are in full force and effect or, as appropriate, will be in full force and effect at the Closing. The Borrower makes no representation as to any approvals or actions as may be required under any state Blue Sky or federal securities laws.

                  (7) There is no action, suit, proceeding, inquiry or investigation before or by any court or federal, state, municipal or other government authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or its assets, properties or operations which, if determined adversely to the Borrower or the interests thereof, would have a material and adverse effect upon the consummation of the transactions contemplated by or the validity of the Purchase Contract, the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Tax Regulatory Agreement, this Letter of Representation or the Official Statement or upon the financial condition, assets, properties or operations of the Borrower, and the Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental authority, which default would materially and adversely affect the consummation of the transactions contemplated by the Purchase Contract, the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, the Tax Regulatory Agreement, this Letter of Representation, the Official Statement or the financial condition, assets, properties or operations of the Borrower.

                  (8) The Borrower has obtained or will obtain all variances from applicable zoning ordinances and has obtained or will obtain in due course all building permits and easements or licenses for the acquisition, construction and equipping of the Project (as said term is defined in the Indenture), to the extent and as such Project is described in the Official Statement, and such variances, permits, easements and licenses constitute all approvals required for the Project; and the Project should not be subject to change by any administrative or judicial body so as to materially affect such acquisition and construction. The Project has complied with the requirements of the California Environmental Quality Act.

                  (9) The Borrower hereby agrees to pay the expenses described in Paragraph 10(a) of the Purchase Contract, and to pay any expenses incurred in amending or supplementing the Official Statement pursuant to the Purchase Contract.

                  (10) As of the date hereof, the Official Statement, as amended or supplemented pursuant to the Purchase Contract or this Letter of Representation, if applicable, does not and will not contain as of the Closing any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (11) If between the date hereof and the date of the Closing any event shall occur which might or would cause the Official Statement, as then supplemented or amended, to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Borrower shall notify the Authority and the Underwriter and if in the opinion of the Borrower, the Authority or the Underwriter such event requires the preparation and publication of a supplement or amendment to the Official Statement, the Authority will request the Borrower to cause the Official Statement to be amended or supplemented in a form and in a manner approved by the Underwriter.

                  (12) After the Closing, the Borrower (a) will not participate in the issuance of any amendment of or supplement to the Official Statement to which, after being furnished with a copy, the Underwriter or the Authority shall reasonably object in writing or which shall be disapproved by counsel for the Underwriter or the Authority and (b) if any event relating to or affecting the Authority or the Borrower or its present or proposed facilities shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriter or the Authority, to amend or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, forthwith prepare and furnish to the Underwriter and the Authority (at the expense of the Borrower) a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to counsel for the Underwriter and counsel to the Authority) which will amend or supplement the Official Statement so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Official Statement is delivered to purchaser, not misleading. For the purposes of this subsection, the Authority and the Borrower will furnish such information as the Underwriter may from time to time reasonably request.

                  (13) The Borrower agrees to indemnify and hold harmless the Authority and the Underwriter and each person, if any, who controls (as such term is defined in Section 15 of the Securities Act of 1933, as amended) the Authority and the Underwriter and their officers, agents, employees, advisors and attorneys against any and all judgments, losses, claims, damages, liabilities and expenses (i) arising out of any statement or information in the Official Statement, relating to the Borrower and the Project, that is or is alleged to be untrue or incorrect in any material respect or the omission or alleged omission therefrom of any statement or information that should be stated therein or that is necessary to make the statements therein relating to the Borrower and the Project not misleading in any material respect, and
         (ii) to the extent of the aggregate amount paid in settlement of any litigation commenced or threatened arising from a claim based upon any such untrue statement or omission if such settlement is effected with the written consent of the Borrower. In case any claim shall be made or action brought against the Authority or the Underwriter or any controlling person based upon the Official Statement for which indemnity may be sought against the Borrower, as provided above, such party shall promptly notify the Borrower in writing setting forth the particulars of such claim or action and the Borrower shall assume the defense thereof, including the retaining of counsel acceptable to such party and the payment of all expenses. The Authority and the
         Underwriter or any such controlling person shall have the right to retain separate counsel in any such action and to participate in the defense thereof but shall bear the fees and expenses of such counsel unless (i) the Borrower shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter or controlling person or persons, and the Borrower and such Underwriter or controlling person or persons have been advised by such counsel that one or more legal defenses may be available to it or them which may not be available to the Borrower, in which case the Borrower shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel.

                  (14) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Paragraph
         (13) hereof is applicable but for any reason is held to be unavailable from the Borrower, the Borrower and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Borrower from persons who control the Borrower within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, as amended (collectively, the "Securities Acts"), to which the Borrower and the Underwriter may be subject in such proportions that the Underwriter are responsible for that portion represented by the percentage that the underwriting discount or fee received by the Underwriter bears to the offering price of the Bonds and the Borrower is responsible for the balance; provided, however, that (i) in no case shall the Underwriter be responsible for any amount in excess of the underwriting fee or discount applicable to the Bonds purchased by such Underwriter pursuant to the Purchase Contract and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Paragraph (14), each person, if any, who controls the Underwriter within the meaning of the Securities Acts, shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Borrower within the meaning of the Securities Acts shall have the same rights to contribution as the Borrower, subject in each case to clauses (i) and (ii) of this Paragraph (14). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Paragraph (14), notify such party or parties from whom contribution may be sought, but the omission to so notify such party from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Paragraph (14). No party shall be liable for contribution with respect to any action or claims settled without its consent.

         The representations, warranties, agreements and indemnities herein shall survive the Closing under the Purchase Contract and any investigation made by or on behalf of the Authority and the Underwriter or any person who controls the Authority or the Underwriter of any matters described in or related to the transactions contemplated hereby and by the Purchase Contract, the Official Statement, the Loan Agreement, the Remarketing Agreement and the Indenture.

         This Letter of Representation shall be binding upon the Borrower and shall inure solely to the benefit of the Authority, the Underwriter and, to the extent set forth herein, persons controlling the Authority and the Underwriter, and their respective officers, employees, agents, advisors, attorneys and personal representatives, successors and assigns, and no other person or firm shall acquire or have any right under or by virtue of this Letter of Representation.

                                Very truly yours,

                                ADVANCED AERODYNAMICS AND
                                STRUCTURES, INC.


                                By:________________________________
                                     Authorized Signatory

                                PURCHASE CONTRACT


                                      among


                         CALIFORNIA ECONOMIC DEVELOPMENT
                               FINANCING AUTHORITY


                      TREASURER OF THE STATE OF CALIFORNIA


                                       and


                          RAUSCHER PIERCE REFSNES, INC.




                              Dated August 4, 1997



                                   Relating to


                                   $8,500,000
               California Economic Development Financing Authority
                              Variable Rate Demand
                Industrial Development Revenue Bonds, Series 1997
              (Advanced Aerodynamics and Structures, Inc. Project)